FINANCIAL INVESTORS TRUST

ALPS/WMC RESEARCH VALUE FUND

Supplement dated March 17, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2020, as supplemented

On March 3, 2020, the shareholders of the ALPS/WMC Research Value Fund (the “ALPS WMC Fund”) a series of Financial Investors Trust, approved the reorganization of the ALPS WMC Fund into the Heartland Mid Cap Value Fund, a series of Heartland Group, Inc. (the “Reorganization”). The Reorganization closed on March 16, 2020. Accordingly, all references to the ALPS WMC Fund herein are removed.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.